Money Market Obligations Trust

Federated Government Obligations Fund
Federated Municipal Obligations Fund
Federated Prime Cash Obligations Fund
Federated Prime Management Obligations Fund
Federated Prime Obligations Fund
Federated Prime Value Obligations Fund
Federated Treasury Obligations Fund
capital SHARES

SUPPLEMENT TO current prospectuses
Effective December 5, 2012, the Capital Shares of each of the above listed Funds will participate in a Systematic Investment Program and Systematic Withdrawal/Exchange Program.
Information on Systematic Programs:
“BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.”
“SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This Program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.”
November 5, 2012
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451404 (11/12)